UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): April 30, 2007

GS Mortgage Securities Corp.
(as depositor for the GSAA Home Equity Trust 2007-5 formed pursuant to a
Master Servicing and Trust Agreement, relating to the GSAA Home Equity
Trust 2007-5, Asset-Backed Certificates, Series 2007-5)
(Exact name of registrant as specified in its charter)

Delaware	333-139817-08	13-3387389
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

85 Broad Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 902-1000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Section 8 Other Events.

Item 8.01. Other Events.

On April 30, 2007, GS Mortgage Securities Corp. caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of April 1, 2007 (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company National Trust Company, as trustee and as a custodian, The Bank of New York Trust Company, National Association and U.S. Bank National Association, each as a custodian and Wells Fargo Bank, National Association, as master servicer, securities administrator and as a custodian of GSAA Home Equity Trust 2007-5, Asset-Backed Certificates, Series 2007-5 (the “Certificates”), issued in forty-two classes. The Class 1AV1, Class 2A1A, Class 2A1B, Class 1AF2A, Class 1AF2B, Class 2A2A, Class 2A2B, Class 1AF3A, Class 1AF3B, Class 2A3A, Class 2A3B, Class 1AF4A, Class 1AF4B, Class 1AF5A, Class 1AF5B, Class 1AF6, Class 1AF7A, Class 1AF7B, Class 1M1, Class 2M1, Class 1M2, Class 2M2, Class 1M3, Class 2M3, Class 1M4, Class 2M4, Class 1M5, Class 2M5, Class 1M6, Class 2M6, Class 1B1, Class 2B1, Class 1B2, Class 2B2, Class 1B3, Class 2B3, Class 1R, Class 2R, Class 1RC, Class 2RC, Class 1RX and Class 2RX Certificates, with an aggregate scheduled principal balance as of April 1, 2007 of $1,474,899,600 were sold to Goldman, Sachs & Co., pursuant to an Underwriting Agreement dated as of April 27, 2007, by and between GS Mortgage Securities Corp. and Goldman Sachs & Co. The Trust Agreement is annexed hereto as Exhibit 99.1.

On April 30, 2007, GSAA Home Equity Trust 2007-5 (the “Trust”) entered into one interest rate swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P. (the “Swap Agreement”), with Schedule and Confirmation thereto. The Swap Agreement is annexed hereto as Exhibit 99.2.

On April 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Wachovia Step 1 Assignment, Assumption and Recognition Agreement”) dated as of April 30, 2007, among Wachovia Mortgage Corporation, GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company. The Wachovia Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.3.

On April 30, 2007, GS Mortgage Securities Corp., entered into an Assignment, Assumption and Recognition Agreement (the “Wachovia Step 2 Assignment, Assumption and Recognition Agreement”) dated as of April 30, 2007, among GS Mortgage Securities Corp., Wachovia Mortgage Corporation, Deutsche Bank National Trust Company and Wells Fargo Bank, National Association. The Wachovia Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.4.

On April 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Avelo Step 1 Assignment, Assumption and Recognition Agreement”) dated as of April 30, 2007, among Avelo Mortgage, L.L.C., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company. The Avelo Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.5.

On April 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Avelo Step 2 Assignment, Assumption and Recognition Agreement”) dated as of April 30, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association. The Avelo Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.6.

On April 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “GreenPoint Step 1 Assignment, Assumption and Recognition Agreement”) dated as of April 30, 2007, among GreenPoint Mortgage Funding, Inc., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company. The GreenPoint Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.7.

On April 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “GreenPoint Step 2 Assignment, Assumption and Recognition Agreement”) dated as of April 30, 2007, among GS Mortgage Securities Corp., GreenPoint Mortgage Funding, Inc., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association. The GreenPoint Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.8.

On April 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Wells Fargo Step 1 Assignment, Assumption and Recognition Agreement”) dated as of April 30, 2007, among Wells Fargo Bank, National Association, GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company. The Wells Fargo Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.9.

On April 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Wells Fargo Step 2 Assignment, Assumption and Recognition Agreement”) dated as of April 30, 2007, among GS Mortgage Securities Corp., Wells Fargo Bank, National Association, Deutsche Bank National Trust Company and Wells Fargo Bank, National Association. The Wells Fargo Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.10.

On April 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “CHL Step 1 Assignment, Assumption and Recognition Agreement”) dated as of April 30, 2007, among Countrywide Home Loans Servicing LP, Countrywide Home Loans, Inc., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company. The CHL Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.11.

On April 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “CHL Step 2 Assignment, Assumption and Recognition Agreement”) dated as of April 30, 2007, among GS Mortgage Securities Corp., Countrywide Home Loans Servicing LP, Countrywide Home Loans, Inc., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association. The CHL Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.12.

On April 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “National City Step 1 Assignment, Assumption and Recognition Agreement”) dated as of April 30, 2007, among National City Mortgage Co., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company. The NatCity Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.13.

On April 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “NatCity Step 2 Assignment, Assumption and Recognition Agreement”) dated as of April 30, 2007, among GS Mortgage Securities Corp., National City Mortgage Co., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association. The NatCity Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.14.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Section 9 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

Not applicable.

(b) Pro forma financial information:

Not applicable.

(c) Exhibits:

Exhibit 99.1
Master Servicing and Trust Agreement, dated as of April 1, 2007, among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as trustee and as a custodian, U.S. Bank National Association and The Bank of New York Trust Company, National Association, each as a custodian and Wells Fargo Bank, National Association as Master Servicer, securities administrator and as a custodian.

Exhibit 99.2	Interest Rate Swap Agreement, dated as of April 30, 2007, between GSAA Home Equity Trust 2007-5 and Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.

Exhibit 99.3	Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Wachovia Mortgage Corporation.

Exhibit 99.4
Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among GS Mortgage Securities Corp., Wachovia Mortgage Corporation, Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.

Exhibit 99.5	Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Avelo Mortgage, L.L.C.

Exhibit 99.6
Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.

Exhibit 99.7	Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and GreenPoint Mortgage Funding, Inc.

Exhibit 99.8
Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among GS Mortgage Securities Corp., GreenPoint Mortgage Funding, Inc., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.

Exhibit 99.9	Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Wells Fargo Bank, National Association.

Exhibit 99.10
Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among GS Mortgage Securities Corp, Wells Fargo Bank, National Association, Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.

Exhibit 99.11
Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp., Countrywide Home Loans Servicing LP and Countrywide Home Loans, Inc.

Exhibit 99.12
Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among GS Mortgage Securities Corp., Countrywide Home Loans Servicing LP, Countrywide Home Loans, Inc., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.

Exhibit 99.13	Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and National City Mortgage Co.

Exhibit 99.14
Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among GS Mortgage Securities Corp., National City Mortgage Co., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 15, 2007

GS MORTGAGE SECURITIES CORP.

By:	/s/ Michelle Gill
Name: Michelle Gill
Title: Vice President

Exhibit Index

Exhibit Index

Item 601(a) of Regulation S-K	Description	Paper (P) or Electronic (E)

99.1
Master Servicing and Trust Agreement, dated as of April 1, 2007, among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company as trustee and as a custodian, The Bank of New York Trust Company, National Association and U.S. Bank National Association, each as a custodian and Wells Fargo Bank, National Association as Master Servicer, securities administrator and as a custodian.
E

99.2	Interest Rate Swap Agreement, dated as of April 30, 2007, between GSAA Home Equity Trust 2007-5 and Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.	E

99.3	Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Wachovia Mortgage Corporation.	E

99.4
Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among GS Mortgage Securities Corp., Wachovia Mortgage Corporation, Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.
E

99.5	Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Avelo Mortgage, L.L.C.	E

99.6
Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.
E

99.7	Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and GreenPoint Mortgage Funding, Inc.	E

99.8
Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among GS Mortgage Securities Corp., GreenPoint Mortgage Funding, Inc., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.
E

99.9	Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Wells Fargo Bank, National Association.	E

99.10
Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among GS Mortgage Securities Corp, Wells Fargo Bank, National Association, Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.
E

99.11
Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp., Countrywide Home Loans Servicing LP and Countrywide Home Loans, Inc.
E

99.12
Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among GS Mortgage Securities Corp., Countrywide Home Loans Servicing LP, Countrywide Home Loans, Inc., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.
E

99.13	Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and National City Mortgage Co.	E

99.14
Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among GS Mortgage Securities Corp., National City Mortgage Co., Deutsche Bank National Trust Company and Wells Fargo Bank, National Association.
E